Exhibit 99.38

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-I

KEY PERFORMANCE FACTORS
February 28, 1999



Expected B Maturity 10/16/2001


Blended Coupon 5.2586%


Excess Protection Level
3 Month Average   5.75%
February, 1999   5.95%
January, 1999   5.63%
December, 1998   5.69%


Cash Yield17.82%


Investor Charge Offs 5.13%


Base Rate 6.75%


Over 35 Day Delinquency 5.38%


Seller's Interest 9.80%


Total Payment Rate13.67%


Total Principal Balance$40,800,539,305.60


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$3,998,619,787.11